UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re: FTD Companies, Inc., *et al.*

Case No. (Jointly Administered)	**19-11240 (LSS)**
Reporting Period:	**June 3 - 30, 2019**
Federal Tax I.D. #	**32-0255852**

CORPORATE MONTHLY OPERATING REPORT

File with the Court and submit a copy to the United States Trustee within 30 days after the end of the month and submit a copy of the report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	x	
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a		Attestation
Debtor Bank Account Listing		x	
Schedule of Retained Professional Fees Paid	MOR-1b	x	
Copies of bank statements			MOR Notes
Cash disbursements journals			MOR Notes
Statement of Operations (Income Statement)	MOR-2	x	
Balance Sheet	MOR-3	x	
Status of Post-petition Taxes	MOR-4		Attestation
Copies of IRS Form 6123 or payment receipt (See Notes to the MOR)			x
Copies of tax returns filed during reporting period (See Notes to the MOR)			x
Summary of Unpaid Post-petition Debts	MOR-4a	x	
Listing of Aged Accounts Payable	MOR-4a	x	
Accounts Receivable Reconciliation and Aging	MOR-5	x	
Debtor Questionnaire	MOR-6	x	

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Alan D. Holtz
Signature of Authorized Individual*

July 31, 2019
Date

Alan D. Holtz
Printed Name of Authorized Individual

Chief Restructuring Officer
Title

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

Page 1 of 18

In re: FTD Companies, Inc., et al. | Case No. (Jointly Administered) 19-11240 (LSS)
Reporting Period: June 3 - 30, 2019
Federal Tax I.D. # 32-0255852

Notes to the Monthly Operating Report

This Monthly Operating Report ("MOR") is unaudited and has been prepared solely for the purpose of complying with the obligations of the above-captioned debtors and debtors in possession (the "Debtors") to provide monthly operating reports during these Chapter 11 Cases. The Debtors have prepared this monthly operating report using the best information presently available to them, which has been collected, maintained, and prepared in accordance with their historical accounting practices. This monthly operating report is, thus, true and accurate to the best of the Debtors' knowledge, information and belief based on currently available data.

GENERAL:

General Methodology: The Debtors prepared this Monthly Operating Report relying primarily upon the information set forth in their books and records. Consequently, certain transactions that are not identified in the normal course of business in the Debtors' books and records may not be included in this Monthly Operating Report. Nevertheless, in preparing this Monthly Operating Report, the Debtors made best efforts to supplement the information set forth in their books and records with additional information concerning transactions that may not have been included therein.

Reservation of Rights: Given the complexity of the Debtors' businesses, inadvertent errors, omissions or over-inclusions may have occurred. Accordingly, the Debtors hereby reserve all of their rights to dispute the validity, status, enforceability, or nature of any claim amount, representation or other statement in this Monthly Operating Report and reserve the right to amend or supplement this Monthly Operating Report, if necessary.

Reporting Period: In order to maintain consistency with other external reports, the Debtors have included certain financial information (e.g., Balance Sheets and Income Statements) in accordance with their normal fiscal calendar. FTD's June 2019 accounting period covers the period from June 1 through June 30, 2019. However, cash receipts and disbursements are reported herein in accordance with the weekly reports required under the "Final Order Pursuant To Sections 105, 361, 362, 363, 364, And 507 Of The Bankruptcy Code, Bankruptcy Rule 4001, And Local Rule 4001-2, (I) Authorizing Debtors To (A) Obtain Postpetition Financing And (B) Use Cash Collateral, (II) Granting Adequate Protection To Prepetition Secured Parties, (III) Scheduling Final Hearing, And (IV) Granting Related Relief." [Dkt No. 311] and correspond to the weekly periods from June 3, 2019 to June 28, 2019 per those reports.

Scope: This report includes details for the following Debtor entities.

Debtor	Case Number	Debtor	Case Number
FTD Companies, Inc.	19-11240 (LSS)	Giftco, LLC	19-11248 (LSS)
FTD, Inc.	19-11241 (LSS)	FSC Phoenix LLC	19-11249 (LSS)
Bloom That, Inc.	19-11242 (LSS)	Provide Cards, Inc.	19-11250 (LSS)
FTD.CA, Inc.	19-11243 (LSS)	FTD Group, Inc.	19-11251 (LSS)
Florists' Transworld Delivery, Inc.	19-11244 (LSS)	Provide Commerce LLC	19-11252 (LSS)
FTD.COM Inc.	19-11245 (LSS)	FTD Mobile, Inc.	19-11253 (LSS)
FlowerFarm, Inc.	19-11246 (LSS)	Provide Creations, Inc.	19-11254 (LSS)
FSC Denver LLC	19-11247 (LSS)		

Page 2 of 18

MOR-1

In re: FTD Companies, Inc., et al.

Case No. (Jointly Administered) 19-11240 (LSS)
Reporting Period: June 3 - 30, 2019

Federal Tax I.D. # 32-0255852

Cash Receipts and Disbursements in USD 000's

TB:		FTD	BLTH					
	Financing	Operating	Operating					
	FTD Companies, Inc. 19-11240 (LSS)	FTD, Inc. 19-11241 (LSS)	Bloom That, Inc. 19-11242 (LSS)	FTD.CA, Inc. 19-11243 (LSS)	Florists' Transworld Delivery, Inc. 19-11244 (LSS)	FTD.COM Inc. 19-11245 (LSS)	FlowerFarm, Inc. 19-11246 (LSS)	FSC Denver LLC 19-11247 (LSS)
Operating Receipts								
Product and Service Revenues	$ -	$ 22,332	$ -	$ -	$ -	$ -	$ -	$ -
Member - Credit Card Passthrough	-	35,389	-	-	-	-	-	-
Total Operating Receipts	**$ -**	**$ 57,721**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**
Entity Specific Operating Disbursements								
Member Disbursements	$ -	$ (17,077)	$ -	$ -	$ -	$ -	$ -	$ -
Member - Credit Card Passthrough	-	(35,389)	-	-	-	-	-	-
Payroll/Benefits	-	(4,886)		(27)	-	-	-	-
Freight	-	(202)		-	-	-	-	-
Professional Services	-	(46)		-	-	-	-	-
Marketing	-	(372)		-	-	-	-	-
Inventory	-	(521)		-	-	-	-	-
Technology	-	(218)		-	-	-	-	-
Taxes	-	(3,324)		(22)	-	-	-	-
Warehousing, Rent, & Utilities	-	(107)		-	-	-	-	-
Professional Fees - Recurring	-	(47)		-	-	-	-	-
Other	-	(384)		(170)	-	-	-	-
Total Entity Specific Operating Disbursements	**$ -**	**$ (62,574)**	**$ -**	**$ (219)**	**$ -**	**$ -**	**$ -**	**$ -**
Net Operating Cash Flow	**$ -**	**$ (4,853)**	**$ -**	**$ (219)**	**$ -**	**$ -**	**$ -**	**$ -**
Entity Specific Restructuring Disbursements								
First Day Motion and Admin Claims	$ -	$ (583)	$ -	$ -	$ -	$ -	$ -	$ -
Severance / Retention	-	-	-	-	-	-	-	-
Total Entity Specific Restructuring Disbursements	**$ -**	**$ (583)**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**
Total All Entity Specific Disbursements	**$ -**	**$ (63,157)**	**$ -**	**$ (219)**	**$ -**	**$ -**	**$ -**	**$ -**
Shared Restructuring Disbursements								
Professional Fees - Restructuring	$ -	$ (226)	$ -	$ -	$ -	$ -	$ -	$ -
DIP Interest and Fees	(1,518)	-	-	-	-	-	-	-
Prepetition Debt Repayment	(12,000)	-	-	-	-	-	-	-
DIP Repayments	(5,000)	-	-	-	-	-	-	-
Total Shared Restructuring Disbursements	**$ (18,518)**	**$ (226)**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**
Allocation of FTD Companies, Inc. Shared Items	18,518	(15,121)	-	(53)	-	-	-	-
Allocation of FTD Inc. Shared Items	-	41	-	(1)	-	-	-	-
Allocated Shared Restructuring Disbursements	**$ -**	**$ (15,306)**	**$ -**	**$ (53)**	**$ -**	**$ -**	**$ -**	**$ -**
Total Disbursements	**$ -**	**$ (78,462)**	**$ -**	**$ (273)**	**$ -**	**$ -**	**$ -**	**$ -**
Net Cash Flow	**$ -**	**$ (83,315)**	**$ -**	**$ (492)**	**$ -**	**$ -**	**$ -**	**$ -**

1: Intercompany transfers between and among Debtors are excluded.

2: Shared financing and restructuring related distributions that benefit all of the Debtor entities in these cases are allocated on the basis of each entity's specifically identified disbursements, as a percentage of total entity-specific disbursements.

Page 3 of 18

MOR-1

In re: FTD Companies, Inc., et al.

Case No. (Jointly Administered) 19-11240 (LSS)
Reporting Period: June 3 - 30, 2019

Federal Tax I.D. # 32-0255852

Cash Receipts and Disbursements in USD 000's

TB:	GIFT		CARDS		COMM	SINC	PCRE	
	Operating		Operating		Operating	Operating	Operating	
	Giftco, LLC 19-11248 (LSS)	FSC Phoenix LLC 19-11249 (LSS)	Provide Cards, Inc. 19-11250 (LSS)	FTD Group, Inc. 19-11251 (LSS)	Provide Commerce LLC 19-11252 (LSS)	FTD Mobile, Inc. 19-11253 (LSS)	Provide Creations, Inc. 19-11254 (LSS)	TOTAL June 3 - 30, 2019
Operating Receipts								
Product and Service Revenues	$ 489	$ -	$ -	$ -	$ 10,609	$ -	$ 5,654	$ 39,084
Member - Credit Card Passthrough	-	-	-	-	-	-	-	35,389
Total Operating Receipts	**$ 489**	**$ -**	**$ -**	**$ -**	**$ 10,609**	**$ -**	**$ 5,654**	**$ 74,473**
Entity Specific Operating Disbursements								
Member Disbursements	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ (17,077)
Member - Credit Card Passthrough	-	-	-	-	-	-	-	(35,389)
Payroll/Benefits	-	-	-	-	(2,339)	-	-	(7,253)
Freight	-	-	-	-	(377)	-	(213)	(793)
Professional Services	-	-	-	-	(195)	-	(166)	(406)
Marketing	-	-	-	-	(317)	-	(168)	(858)
Inventory	-	-	-	-	(1,402)	-	(1,055)	(2,978)
Technology	-	-	-	-	-	-	-	(218)
Taxes	-	-	-	-	(5,248)	-	(78)	(8,673)
Warehousing, Rent, & Utilities	-	-	-	-	(121)	-	(115)	(343)
Professional Fees - Recurring	-	-	-	-	(22)	-	(5)	(74)
Other	(0)	-	-	-	(134)	-	(89)	(778)
Total Entity Specific Operating Disbursements	**$ (0)**	**$ -**	**$ -**	**$ -**	**$ (10,155)**	**$ -**	**$ (1,890)**	**$ (74,839)**
Net Operating Cash Flow	**$ 489**	**$ -**	**$ -**	**$ -**	**$ 453**	**$ -**	**$ 3,764**	**$ (366)**
Entity Specific Restructuring Disbursements								
First Day Motion and Admin Claims	$ -	$ -	$ -	$ -	$ (1,270)	$ -	$ (653)	$ (2,505)
Severance / Retention	-	-	-	-	-	-	-	-
Total Entity Specific Restructuring Disbursements	**$ -**	**$ -**	**$ -**	**$ -**	**$ (1,270)**	**$ -**	**$ (653)**	**$ (2,505)**
Total All Entity Specific Disbursements	**$ (0)**	**$ -**	**$ -**	**$ -**	**$ (11,425)**	**$ -**	**$ (2,543)**	**$ (77,344)**
Shared Restructuring Disbursements								
Professional Fees - Restructuring	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ (226)
DIP Interest and Fees	-	-	-	-	-	-	-	(1,518)
Prepetition Debt Repayment	-	-	-	-	-	-	-	(12,000)
DIP Repayments	-	-	-	-	-	-	-	(5,000)
Total Shared Restructuring Disbursements	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ (18,744)**
Allocation of FTD Companies, Inc. Shared Items	(0)	-	-	-	(2,735)	-	(609)	-
Allocation of FTD Inc. Shared Items	(0)	-	-	-	(33)	-	(7)	(0)
Allocated Shared Restructuring Disbursements	**$ (0)**	**$ -**	**$ -**	**$ -**	**$ (2,769)**	**$ -**	**$ (616)**	**$ (18,744)**
Total Disbursements	**$ (1)**	**$ -**	**$ -**	**$ -**	**$ (14,193)**	**$ -**	**$ (3,159)**	**$ (96,088)**
Net Cash Flow	**$ 488**	**$ -**	**$ -**	**$ -**	**$ (13,740)**	**$ -**	**$ 605**	**$ (96,454)**

1: Intercompany transfers between and among Debtors are excluded.

2: Shared financing and restructuring related distributions that benefit all of the Debtor entities in these cases are allocated on the basis of each entity's specifically identified disbursements, as a percentage of total entity-specific disbursements.

Page 4 of 18

MOR-1 In re: FTD Companies, Inc., et al. Case No. (Jointly Administered) Reporting Period: 19-11240 (LSS) June 3 - 30, 2019 Federal Tax I.D. # 32-0255852 TB: FTD BLTH Cumulative Cash Disbursements N/A - April 2019 N/A - May 2019 MOR-001 - June 2019 - 78,462,325 - 272,643 - - - - QUARTERLY FEES DUE TO UST $ 325 $ 250,000 $ 325 $ 1,950 $ 325 $ 325 $ 325 $ 325 Page 5 of 18 Quarterly Disbursement Minimum Quarterly Disbursement Maximum Applicable Quarterly Fee $ - $ - $ 325.00 $ 0.01 $ 14,999.99 $ 325.00 $ 15,000.00 $ 74,999.99 $ 650.00 $75,000.00 $149,999.99 $975.00 $150,000.00 $224,999.99 $1,625.00 $225,000.00 $299,999.99 $1,950.00 $300,000.00 $999,999.99 $4,875.00 $1,000,000.00 $24,999,999.99 1% $25,000,000.00 $250,000.00 $ - $ 78,462,325 $ - $ 272,643 $ - $ - $ - $ - Financing Operating Operating FTD Companies, Inc. 19-11240 (LSS) FTD, Inc. 19-11241 (LSS) Bloom That, Inc. 19-11242 (LSS) FTD.CA, Inc. 19-11243 (LSS) Florists' Transworld Delivery, Inc. 19-11244 (LSS) FTD.COM Inc. 19-11245 (LSS) FlowerFarm, Inc. 19-11246 (LSS) FSC Denver LLC 19-11247 (LSS) Cumulative Cash Disbursements and Trustee Fee Calculation

MOR-1 In re: FTD Companies, Inc., et al. Case No. (Jointly Administered) Reporting Period: 19-11240 (LSS) June 3 - 30, 2019 Federal Tax I.D. # 32-0255852 TB: GIFT CARDS COMM SINC PCRE Cumulative Cash Disbursements N/A - April 2019 N/A - May 2019 MOR-001 - June 2019 583 - - - 14,193,474 - 3,159,388 96,088,414 QUARTERLY FEES DUE TO UST $ 325 $ 325 $ 325 $ 325 $ 141,935 $ 325 $ 31,594 $ 429,054 Page 6 of 18 Quarterly Disbursement Minimum Quarterly Disbursement Maximum Applicable Quarterly Fee $ - $ - $ 325.00 $ 0.01 $ 14,999.99 $ 325.00 $ 15,000.00 $ 74,999.99 $ 650.00 $75,000.00 $149,999.99 $975.00 $150,000.00 $224,999.99 $1,625.00 $225,000.00 $299,999.99 $1,950.00 $300,000.00 $999,999.99 $4,875.00 $1,000,000.00 $24,999,999.99 1% $25,000,000.00 $250,000.00 $ 583 $ - $ - $ - $ 14,193,474 $ - $ 3,159,388 $ 96,088,414 Operating Operating Operating Operating Operating Giftco, LLC 19-11248 (LSS) FSC Phoenix LLC 19-11249 (LSS) Provide Cards, Inc. 19-11250 (LSS) FTD Group, Inc. 19-11251 (LSS) Provide Commerce LLC 19-11252 (LSS) FTD Mobile, Inc. 19-11253 (LSS) Provide Creations, Inc. 19-11254 (LSS) TOTAL June 3 - 30, 2019 Cumulative Cash Disbursements and Trustee Fee Calculation

MOR-1a In re: FTD Companies, Inc., et al. Case No. (Jointly Administered) Reporting Period: 19-11240 (LSS) June 3 - 30, 2019 Federal Tax I.D. # 32-0255852 The above-captioned debtors and debtors-in-possession (the "Debtors") hereby submit this attestation regarding bank account reconciliations in lieu of providing copies of bank statements, journals, and account reconciliations. I attest that each of the Debtors' bank accounts is reconciled to bank statements. The Debtors' standard practice is to ensure that each bank account is reconciled to bank statements once per month within 30 days after the month end. Copies of all such documents can be made available upon request of the U.S. Trustee. A listing of all Debtor bank accounts - including the June 30, 2019 bank balance for each account - follows this attestation. /s/ Alan D. Holtz July 31, 2019 Signature of Authorized Individual Date Alan D. Holtz Chief Restructuring Officer Printed Name of Authorized Individual Title of Authorized Individual Page 7 of 18 Bank Reconciliation (or copies of debtor's bank reconciliations

MOR-1a

In re: FTD Companies, Inc., et al.

Case No. (Jointly Administered)	**19-11240 (LSS)**
Reporting Period:	**June 3 - 30, 2019**
Federal Tax I.D. #	**32-0255852**

Debtor Bank Account Listing

Banking Institution	Entity Name	Account Type	Acct # - Redacted	Balance as of 6/30/19	
Bank of America	FTD, Inc.	Letter of Credit / Checking	****2799	$ 1,337.15	
Bank of Montreal	FTD, Inc.	Toronto Lockbox	****480C	$ -	
Bank of Montreal	FTD, Inc.	Operating Account	****8238	$ 282,841.31	
BBVA Bank	FTD, Inc.	Money Market Account	****2356	$ -	*
JPMorgan Chase Bank	Personal Creations, Inc.	Accounts Receivable	****5093	$ 96,613.10	
JPMorgan Chase Bank	Personal Creations, Inc.	Operating Account	****5757	$ 739,583.71	
MUFG Union Bank	FTD Mobile, Inc.	Operating Account	****3689	$ 37,845.15	
MUFG Union Bank	FTD Mobile, Inc.	ZBA Payroll Funding	****3697	$ -	
MUFG Union Bank	Giftco LLC	Accounts Receivable	****2933	$ 296,504.14	
MUFG Union Bank	Giftco LLC	Operating Account	****3549	$ 69,516.73	
MUFG Union Bank	Giftco LLC	ZBA Payroll Funding	****3564	$ -	
MUFG Union Bank	Personal Creations, Inc.	ZBA Payroll Funding	****7490	$ -	
MUFG Union Bank	Provide Commerce, LLC	Accounts Receivable	****2925	$ 6,612,737.43	
MUFG Union Bank	Provide Commerce, LLC	Concentration Account	****7342	$ 2,241,802.47	
MUFG Union Bank	Provide Commerce, LLC	ZBA Payroll Funding	****7377	$ -	
Silicon Valley Bank	Bloom That, Inc.	Investment Account	****2853	$ 29,078.47	
Silicon Valley Bank	Bloom That, Inc.	ZBA A/R Account	****8565	$ -	
Silicon Valley Bank	Bloom That, Inc.	Operating Account	****9341	$ -	
Toronto Dominion Bank	FTD, Inc.	Primary Operating Account	****4801	$ 1,383,553.29	
Wells Fargo Bank	FTD Companies, Inc.	Utility Deposit	****2153	$ 234,973.00	**
Wells Fargo Bank	FTD, Inc.	ZBA A/R Member Receipts	****2906	$ 398,794.16	
Wells Fargo Bank	FTD, Inc.	ZBA Payroll Funding	****2914	$ -	
Wells Fargo Bank	FTD, Inc.	Primary Concentration Account	****2922	$ 7,661,697.13	
Wells Fargo Bank	FTD, Inc.	Chicago Lockbox	****4440	$ -	
Wells Fargo Bank	FTD, Inc.	ZBA Member Disbursements	****7357	$ -	
Wells Fargo Bank	FTD, Inc.	ZBA A/P Disbursements	****7361	$ -	

* Account closed on 6/14/19 per direction of the U.S. Trustee. See Final Account Statement on following pages.

** Utilities deposit account opened on 6/21/19 and funded on 6/24/2019 in accordance with Final Utilities Order.

Page 8 of 18

BBVA Compass Bank Interim Statement as of 06/14/2019 CORPORATE MONEY MARKET FTD INC. ACCOUNT Account #: 02356 Last Last Statement Statement Date: 06/13/2019 Balance: $0.00 3113 WOODCREEK DR DOWNERS GROVE ILLINOIS 60515 *****DDA Transactions***** Posted Date Balance as of 06/14/2019: Description $0.00 Check# Debit Credit Balance 1 of 1 Page 9 of 18 6X7X3X61X

BBVA Compass Domestic Wire Transfer Request Form Execution Date of Transfer: !June 11, 2019 J (Bank where beneficiary or beneficiary bank holds an account) San Francisoco. CA. 94104 #X:,6X73X6X102356 I Address: Grove, I L 60515 Account Name: Note To prevent delayong and assure Lmely proc:ess1ng. Please complete the bflnel1c:1ary oddres Reference Beneficiary Information: Tho undersigned customer/originator acknowledges receipt of the agreement on tho reverse side of this request and agrees to its terms and conditions. Confirm IMth:I oato: !June 11, 2019 PASSPORT#: ording to the type of wire transfer Ieos. Revised 11/13115 Page 10 of 18 Originator Signature:I fo, f /L P I J Nollco: If you provide an incorrect account number or recipient Institution identifier. or otherwise Incorrectly Identify the account to whi ch funds should be deposited, and the Incorrect Information results In the funds baing deposited Into the wrong account. you could lose the transfer amount. D ID REQUIRED - DL Number and Stale FOR USE BY WMG: Date: I Time: [ I I D COUNTRY· BY: Compass Ban requested acc requested as wire transfer k will cMrua a fee for lhe wire tronsfer set forthIn Its thon oxistng schedule on TO BE COMPLETED BY BANKING CENTER/DEPARTMENT • PLEASE PRINT OR TYPE CLEARLY Note: All Wires Require Both Initiator and Review/ ApprovalSignatures·(·It tho RoV>eWcr/Approver Is not located ot the origiNJIBronch/Oept of the V\\re ·In the Reviewed/ Approved by foeld s • NoUJte l!lelr Name ond Tel ephone number J Forward the WTRF and supporting documents as oulfined in the Guido lor ComplelinfJ Ill Transfer Reqvcsts In tiated By (Pnnt) Time Called Secure Vetcc Ma11 (WTOReVIewed/Approved By (Pnnt) Initiated By (Signature) Available Balance ReVIewed/Approved By (S1gnaturo) OR Telephone# (remote opprovcr) I Il AMOUNT INFORMATION RECEIVING I BENEFICIARY BANK INFORMATION Wire Amount (USD): I J.q, 73/. J USD amount debited from your account: I 6< 9 I '7 3 '/ , 1 3 j Bank Name:X14X12X1X882922I Bank Address: 1420 MontgomeryI (Pl ease provide at minimum city.and state or country) Bank 10X: 1X12X1X000248 ABA# (also known as the Routing and Transit Number ) Othor Information: I J ORIGINATOR INFORMATION INTERMEDIARY I BENEFICIARY BANKINFORMATION Doblt Account Account Name: Account Street Downers FTD Inc Bank Namo: I Bank Address: I I Bank 10:II 3113 Woodcreek Drive ORIGINATOR CONTACT INFORMATION BENEFICIARY I REFERENCE INFORMATION Namo:! steve BarnhartI Phono Number: 1630-724-6237 I Fax#: I I E-mail Address:l sbarnhart@ftdi.comI Crodlt Ac;c;ount #: Account Street Address: s information abOve. Reason for Tmnsfer (If provided): Closmg lS:ccounl

When used in the Agreement. ·compass· shallmean Compass Bank.or any other affiliate or Compass Bancshares,Inc. This Agreement is made between Compass,and the customer named as the originating par1y on the front of this form \Customer'). 1. Au1horizatlon for Funds Tr11nsfor Sorvlcos. Compass is authorized and dlretted to execute and charge to Customer's accounts at Compass the funds transfer payment order appearing on the front of this form. Customer warrants and represents that it has reviewed theinformation appearing on the front of this form and that such information is accurate. 2. Incorrect Information.Customer acknowledges that in the event it provides an Incorrect account number or recipient institution Identifier,or otherwise incorrectly identifies the account to which funds should be deposited. and the incorrect information results In the funds belng depositedinto the wrong account. the customer could l ose the transfer amount. In addition to the amount of the payment order.Customer agree.s to pay Compass's customary fees for funds transfers of this type.and any direct or indirect transfer charges incurred by Compass. 3. Honoring Payment Orders.Compass is not obligated to execute or honor this payment order.either in whol e or part. if (i) the amount of the payment order exceeds Customer's colected funds on deposit with Compass.unless Customer pays Compass in cash:(ii) Compass believes for any reason. whether or not justified.that this payment order is not authorized:or (iii) the informati on on the other side of this form does not provide an information required by Compass,or does not otherwise comply with this Agreement. If a payment order i dentifies anintermediary of beneficiary's bank only by an identifying number,Compass Isinstructed to rely on the number as proper identification of the bank without further Inquiry. If a payment order identifies an intermediary or beneficiary's bank both by name and account number. and the name and account number identify different persons.or contain any other error, Customer Is liable for all losses relating to the payment order. 4. Amendment to Payment Order. After Compass executes this payment order.Compass shall have no obligation or duty to reverse.revoke or alter this payment order. Compass will make a reasonable effort to comply with Customer's request prior to execution If Compass's Funds Transfer Department has been given sufficient notice and a reasonable opportunity to act Any request must provide the amount and recipient of the proposed funds transfer. Federal regulations require that Compass include certain information about Customer in any funds transminalorder by Customer.including Customer's !rue name and street address. Compass' system will include Customer's street address contained in its account records unless no such address is on record,in which case Compass wiD include the street address I)(Ovided,by Customer In this agreement. Customer agree(s) to promptly notify Compass of any changes or corrections to Customer'sInformation maintained by Compass.mcluding Customer's street address. Customer agrees that. upon and by requesting any transmission of funds.Customer has verifed that the information about Customer that is maintained by Compass is both accurate and complete. 5. Executing Payment Orders. Compass will execute payment orders on the day of receipt, if received within Compass's Funds Transfer Department's cut -off time.and the day of receipt is a banking day for Compass and the applicable FederalReserve Bank. All payment orders must be made in accordance with Compass's standard transfer procedures.which Compass shallbe entitled to modify from time to time. Compass may execute payment orders In any order and select the means and routes.which Compass considers appropriate under the circumstances. 6. Standard of Care; Limitation of Liability; Indemnity. Compass agrees to usc substanbally the same type of procedures and equipment in performing this payment order for Customer as Compass uses in performing similar services on its own behalf. The above standards of care. and Compass's compliance with any instructions given. or believed by Compass to be given by Customer,shall constitute proper. reasonable and 01dinary standards of care. Notwithstanding any other provision in this Agreement.or in any other document or relationship between Compass and Customer,except as required by l aw.Compass is not liable for,and Customer releases and waives all claims against Compass relating to any loss. damages or costs incurred by Customer.01 any other person or enbty,by reason of anything done or not done by Compass relating to this payment order or under this Agreement. unless resulting solely from Compass's bad faith or gross negligence. Compass shallnot be liable under any circumstances for any consequenti al. spec1al. pullltive.incidentalor similar damages in connection with this Agreement. Compass shall incur no liability for delays,errors, failures or damage! occurring by reason of circumstances beyond Compass's reasonable control. including.without limitation.conflicts with federalor state law or regulati on, government actions. nationalemergencies.labor difficulties, fire. catastrophe. acts of God,weather,equipment malfunction, war.riots.failure of power. communication or transportation. To thelull extent allowed by law.Customer will indemnify and hold Compass. its officers,employees.agents and contractors.ham1tess from any claim,loss. penalty.assessment. cost or damage. whether in contract or In tort.including anorney's fees.which Customer or any other person may suffer or be liable lor, arising out of any errors.negligence. action. non-action or Involvement by Customer or Compass under this Agreement, including stop payments and amendments to payment orders requested by Customer. except as results solely from Compass's bad faith or gross negligence. Customer acknowledges Compass's 1nability to foresee any specialcircumstances. which may result In specialor consequential losses to Customer.The provisions of the Section 5 are assignment of risk provis1ons forming the basis of the bargain and consideration for this Agreement. Customer must bring any allowable claim against Compass arising under this Agreement not later than one (1) year from the date of the event-giving rise to the claim. EXCEPT AS PROVIDED HEREIN OR REQUIRED BY LAW. COMPASS MAKES NO REPRESENTATION.WARRANTIES. AGREEMENTS OR GUARANTIES. EXPRESS OR IMPLIED. 7. Arbitr tion: Actions. Any controversy or claim arising out of or relating to the payment order or this Agreement shal be settled by arbitration in the City of Birmingham. Alabama. in accordance with the CommercialArbitration Rules of the American Arbitration Association.and the judgement upon the award rendered by the Arbitrator may be entered in any court haV1ng jurisdiction thereof. This agreement to arbitrate shallbe specifically enforceabel under applicable law in any court of competent jurisdiction. Unless specificaay waived in wri1ing,Compass shallnot be deemed to have waived Its right to compelarbitration hereunder by instituting legalaction or taking any other action. Customer submits to jurisdicti on In the State of Alabama for any action or cause of action arising out of this Agreement. 8. Mlscollanoous. This Agreement is the entire agreement between the parties.supersedes all prior agreements relating to the matters provided in the Agreement. and shallnot be modified nor any provision waived except in writing by Compass and Customer. Any such waiver shall be effective only for the specific purposed,circumstances and duration provided. There are no third party beneficiaries of the Agreement. This Agreement is made In Alabama.shall be effective only upon Compass's acceptance in Alabama and shall be governed by the laws of the Slate of Alabama and applicable federallaws and regulations. Revised 11/13/16 Page 11 of 18

MOR-1b In re: FTD Companies, Inc., et al. Case No. (Jointly Administered) 19-11240 (LSS) Reporting Period: June 3 - 30, 2019 Federal Tax I.D. # 32-0255852 Schedule of Retained Professional Fees Paid Amounts in (000's) $0 $0 $226 $226 1 Lender advisors not retained but authorized for payment pursuant to the "Final Order Pursuant To Sections 105, 361, 362, 363, 364, And 507 Of The Bankruptcy Code, Bankruptcy Rule 4001, And Local Rule 4001-2, (I) Authorizing Debtors To (A) Obtain Postpetition Financing And (B) Use Cash Collateral, (II) Granting Adequate Protection To Prepetition Secured Parties, (III) Scheduling Final Hearing, And (IV) Granting Related Relief." [Dkt No. 311]. Page 12 of 18 Payee Role of Professional April 2019 May 2019 June 2019 Cumulative Payments Since Filing AP Services LLC CRO Services Jones DayDebtors' Counsel Richards, Layton & FingerDebtors' Local Counsel Moelis & Company LLCDebtors' Financial Advisor Piper Jaffray & CoDebtors' Financial Advisor Omni Management Group Debtors' Claims Agent FTI Consulting Lender Financial Advisor 1 Moore and Van Allen Lender Counsel 1 Buchanan Ingersoll & RooneyLender Local Counsel 1 Province UCC Financial Advisor Kelley Drye & WarrenUCC Counsel Benesch Friedlander Coplan & AronoffUCC Local Counsel $0 $0 $0 $0 $0$0 $0$0 $0$0 $0 $0 $0 $0 $226 $226 $0$0 $0 $0 $0 $0 $0$0

MOR-2

In re: FTD Companies, Inc., et al.

Case No. (Jointly Administered) 19-11240 (LSS)
Reporting Period: June 3 - 30, 2019

Federal Tax I.D. # 32-0255852

UNAUDITED
Statement of Operations (Income Statement)
Amounts in (000's)

	FTD Companies, Inc. 19-11240 (LSS)	FTD, Inc. 19-11241 (LSS)	Bloom That, Inc. 19-11242 (LSS)	FTD.CA, Inc. 19-11243 (LSS)	Florists' Transworld Delivery, Inc. 19-11244 (LSS)	FTD.COM Inc. 19-11245 (LSS)	FlowerFarm, Inc. 19-11246 (LSS)	FSC Denver LLC 19-11247 (LSS)	Giftco, LLC 19-11248 (LSS)	FSC Phoenix LLC 19-11249 (LSS)	Provide Cards, Inc. 19-11250 (LSS)	FTD Group, Inc. 19-11251 (LSS)	Provide Commerce LLC 19-11252 (LSS)	FTD Mobile, Inc. 19-11253 (LSS)	Provide Creations, Inc. 19-11254 (LSS)
Product and Service Revenues	$ -	$ 20,811	$ 0	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 4	$ -	$ 11,133	$ (5)	$ 5,613
Operating Expenses:															
Cost of revenues	$ -	$ 11,936	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 9,995	$ -	$ 3,982
Sales and marketing	-	4,591	-	-	-	-	-	-	-	-	-	-	2,858	-	2,367
Technology and development	$ -	$ (146)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 662	$ -	$ 197
General and administrative	-	9,174	0	-	-	-	-	-	-	-	-	-	485	-	211
Total General and administrative	$ -	$ 9,027	$ 0	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 1,146	$ -	$ 409
Amortization of intangible assets	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 30	$ -	$ 68
Restructuring and other exit costs	-	220	-	-	-	-	-	-	-	-	-	-	2,038	-	-
Impairment loss	-	-	-	-	-	-	-	-	-	-	-	-	5	-	-
Total operating expenses	$ -	$ 25,774	$ 0	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 16,071	$ -	$ 6,827
Operating income/(loss)	$ -	$ (4,963)	$ 0	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 4	$ -	$ (4,938)	$ (5)	$ (1,214)
Interest income	$ -	$ 31	$ 0	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Interest expense	-	(724)	-	-	-	-	-	-	-	-	-	-	1	-	(1)
Other income/(expense), net	-	(199)	-	-	-	-	-	-	-	-	-	-	44	-	-
Income before income taxes	$ -	$ (5,855)	$ 0	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 4	$ -	$ (4,892)	$ (5)	$ (1,215)
Provision for income taxes	-	(3)	-	-	-	-	-	-	-	-	-	-	-	-	-
Net Income/(Loss)	$ -	$ (5,852)	$ 0	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 4	$ -	$ (4,892)	$ (5)	$ (1,215)

1: Income Statement reflects unaudited revenue and expenses for the month of June 2019 that directly correspond to the listed debtor legal entity.

Page 13 of 18

MOR-3

In re: FTD Companies, Inc., et al.

Case No. (Jointly Administered) 19-11240 (LSS)
Reporting Period: June 3 - 30, 2019

Federal Tax I.D. # 32-0255852

UNAUDITED
Balance Sheet
Amounts in (000's)

	FTD Companies, Inc. 19-11240 (LSS)	FTD, Inc. 19-11241 (LSS)	Bloom That, Inc. 19-11242 (LSS)	FTD.CA, Inc. 19-11243 (LSS)	Florists' Transworld Delivery, Inc. 19-11244 (LSS)	FTD.COM Inc. 19-11245 (LSS)	FlowerFarm, Inc. 19-11246 (LSS)	FSC Denver LLC 19-11247 (LSS)	Giftco, LLC 19-11248 (LSS)	FSC Phoenix LLC 19-11249 (LSS)	Provide Cards, Inc. 19-11250 (LSS)	FTD Group, Inc. 19-11251 (LSS)	Provide Commerce LLC 19-11252 (LSS)	FTD Mobile, Inc. 19-11253 (LSS)	Provide Creations, Inc. 19-11254 (LSS)
ASSETS															
Current Assets:															
Cash and cash equivalents	$ -	$ 7,541	$ 29	$ -	$ -	$ -	$ -	$ -	$ 70	$ -	$ -	$ -	$ 352	$ 38	$ 328
Accounts receivable, gross	$ -	$ 21,954	$ 135	$ -	$ -	$ -	$ -	$ -	$ 9	$ -	$ -	$ -	$ 2,506	$ 9	$ 422
Allowance for doubtful accounts	-	(7,158)	(8)	-	-	-	-	-	(5)	-	-	-	(128)	-	(10)
Accounts receivable, net	$ -	$ 14,797	$ 127	$ -	$ -	$ -	$ -	$ -	$ 4	$ -	$ -	$ -	$ 2,377	$ 9	$ 412
Inventories	-	2,938	-	-	-	-	-	-	-	-	-	-	8,454	-	9,348
Income tax receivable	-	(432)	-	-	-	-	-	-	-	-	-	-	-	-	-
Deferred tax assets, net	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Restricted cash	-	3,366	-	-	-	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	8,541	-	-	-	-	-	-	339	-	647	-	13,005	-	1,877
Total current assets	$ -	$ 36,750	$ 156	$ -	$ -	$ -	$ -	$ -	$ 412	$ -	$ 647	$ -	$ 24,188	$ 47	$ 11,964
Property and equipment:															
Land and improvements	$ -	$ 1,380	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Building and improvements	-	15,506	-	-	-	-	-	-	-	-	-	-	-	-	-
Leasehold improvements	-	-	-	-	-	-	-	-	-	-	-	-	7,702	-	1,646
Equipment	-	1,233	-	-	-	-	-	-	-	-	-	-	2,926	-	4,547
Computer equipment	-	11,388	-	-	-	-	-	-	-	-	-	-	7,487	-	827
Computer software	-	57,224	-	-	-	-	-	-	-	-	-	-	10,405	-	2,535
Furniture	-	1,705	-	-	-	-	-	-	-	-	-	-	592	-	98
Total	$ -	$ 88,435	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 29,112	$ -	$ 9,653
Less accumulated depreciation	-	(49,256)	-	-	-	-	-	-	-	-	-	-	(29,112)	-	(9,653)
Total property and equipment, net	$ -	$ 39,179	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Leases:															
Operating lease right-of-use assets	$ -	$ 10,136	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 15,707	$ -	$ 3,855
Less accumulated amortization - leases	-	(374)	-	-	-	-	-	-	-	-	-	-	(15,707)	-	(3,855)
Total leases, net	$ -	$ 9,762	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 0	$ -	$ -
Other assets:															
Complete technology	$ -	$ 35,000	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 17,004	$ -	$ 2,961
Accum amortization- Complete technology	-	(35,000)	-	-	-	-	-	-	-	-	-	-	(17,004)	-	(2,961)
Complete technology, net	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Customer Relationships	$ -	$ 85,500	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 75,900	$ -	$ 15,200
Accumulated amortization- Customer Relationships	-	(85,500)	-	-	-	-	-	-	-	-	-	-	(75,900)	-	(15,200)
Customer Relationships, net	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Trademarks and trade names	$ -	$ 46,700	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 28,462	$ -	$ 12,160
Accumulated amortization- Trademarks and trade names	-	-	-	-	-	-	-	-	-	-	-	-	(24,735)	-	(3,680)
Trademarks and trade names, net	$ -	$ 46,700	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 3,727	$ -	$ 8,480
Patents, domain names and other	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Accumulated amortization- Patents, domain names and other	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Patents, domain names and other, net	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Goodwill	$ -	$ 86,777	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Deferred financing fees, net	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Investment in subsidiary	-	506,317	-	-	-	-	-	-	-	-	-	-	73,353	-	-
Other noncurrent assets	-	4,170	-	-	-	-	-	-	-	-	-	-	1,876	-	35
Total other assets	$ -	$ 643,964	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 78,956	$ -	$ 8,515
Total assets	$ -	$ 729,655	$ 156	$ -	$ -	$ -	$ -	$ -	$ 412	$ -	$ 647	$ -	$ 103,144	$ 47	$ 20,480
LIABILITIES AND STOCKHOLDERS' EQUITY															
Current liabilities:															
Accounts payable	$ -	$ 7,306	$ -	$ -	$ -	$ -	$ -	$ -	$ 1	$ -	$ -	$ -	$ 2,157	$ -	$ 726
Customer deposits	-	732	-	-	-	-	-	-	-	-	-	-	-	-	-
Accrued interest	-	21	-	-	-	-	-	-	-	-	-	-	-	-	-
Other accrued liabilities	-	6,016	9	-	-	-	-	-	73	-	-	-	9,761	(3)	2,387
Accrued compensation	-	9,375	0	-	-	-	-	-	-	-	-	-	1,241	-	842
Deferred revenue	-	2,239	-	-	-	-	-	-	-	-	1,797	-	764	-	58
Income taxes payable	-	(1,535)	-	-	-	-	-	-	(355)	-	-	-	236	-	-
Current operating lease liabilities	-	211	-	-	-	-	-	-	-	-	-	-	4,021	-	1,165
Current deferred tax liabilities	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Current maturities of long-term debt	-	22,000	-	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany	-	87,286	1,727	-	-	-	-	-	(1,436)	-	(1,427)	-	(131,918)	387	46,376
Total current liabilities	$ -	$ 133,650	$ 1,737	$ -	$ -	$ -	$ -	$ -	$ (1,718)	$ -	$ 370	$ -	$ (113,737)	$ 384	$ 51,554
Deferred tax liabilities, net	$ -	$ 4,990	$ (374)	$ -	$ -	$ -	$ -	$ -	$ 265	$ -	$ -	$ -	$ (2,963)	$ (251)	$ -
Other liabilities	-	-	-	-	-	-	-	-	-	-	-	-	9,612	-	179
Noncurrent tax liabilities	-	497	-	-	-	-	-	-	-	-	-	-	-	-	-
Long term unearned income	-	0	-	-	-	-	-	-	-	-	-	-	-	-	-
Long term operating lease liabilities	-	12,679	-	-	-	-	-	-	-	-	-	-	12,588	-	2,481
Post-retirement benefits and accrued pension obligations	-	1,800	-	-	-	-	-	-	-	-	-	-	-	-	-
Liabilities subject to compromise	164,941	14,106	0	-	-	-	-	-	51	-	-	-	55,888	1	5,152
Minority interest in subsidiary	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Stockholders' equity:															
Common stock	$ -	$ 3	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 0	$ -	$ -
Additional paid-in capital	-	674,641	3,164	-	-	-	-	-	60	-	-	-	395,319	159	34,838
Retained earnings (accumulated deficit)	(164,941)	(48,979)	(4,370)	-	-	-	-	-	1,754	-	277	-	(253,564)	(247)	(73,723)
Accumulated other comprehensive income (loss)	-	1,488	-	-	-	-	-	-	-	-	-	-	-	-	-
Treasury Stock	-	(65,221)	-	-	-	-	-	-	-	-	-	-	-	-	-
Total stockholders' equity	$ (164,941)	$ 561,932	$ (1,206)	$ -	$ -	$ -	$ -	$ -	$ 1,814	$ -	$ 277	$ -	$ 141,755	$ (87)	$ (38,885)
Total liabilities and stockholders' equity	$ -	$ 729,655	$ 156	$ -	$ -	$ -	$ -	$ -	$ 412	$ -	$ 647	$ -	$ 103,144	$ 47	$ 20,480

The Balance Sheet reflects unaudited assets, liabilities, and stockholders equity as of June 30, 2019 that directly correspond to the listed debtor legal entity. Liabilities subject to compromise are consistent with amounts presented in the Debtors' Schedules of Assets and Liabilities filed on July 13, 2019

Page 14 of 18

MOR-4 In re: FTD Companies, Inc., et al. Case No. (Jointly Administered) Reporting Period: 19-11240 (LSS) June 3 - 30, 2019 Federal Tax I.D. # 32-0255852 The above-captioned debtors and debtors-in-possession (the "Debtors") hereby submit this attestation regarding Status of Post-petition Taxes in lieu of providing copies of post-petition tax payments and tax returns filed during reporting period. I attest that each of the Debtors' taxing authorities have been paid on time when post-petition amounts become due. Also, tax returns are being filed in an orderly and timely fashion in accordance with tax return reporting deadlines. /s/ Alan D. Holtz July 31, 2019 Signature of Authorized Individual Date Alan D. Holtz Chief Restructuring Officer Printed Name of Authorized Individual Title of Authorized Individual Page 15 of 18 Status of Post-petition Taxes

MOR-4a

In re: FTD Companies, Inc., et al.	Case No. (Jointly Administered)	19-11240 (LSS)
	Reporting Period:	June 3 - 30, 2019
	Federal Tax I.D. #	32-0255852

Summary of Unpaid Post-petition Debts / Listing of Aged Accounts Payable

Amounts in (000's)

Unpaid Post-petition Debts[1]	Current	0-30	31-60	Over 60	Total
Current Liabilities					
Accounts payable	$ 10,189	$0	$0	$0	$10,189
Total Post-petition Debts	$10,189	$0	$0	$0	$10,189

Combined Debtors Summary of Unpaid Post-petition Accounts Payable Aging[2]

	Days Past Due					
	Current	1-30	31-60	61-90	>91	Total
Combined	$ 10,189	$0	$0	$0	$0	$10,189
	100%	0%	0%	0%	0%	100%

Note:
(1) The Debtors received authority pursuant to certain first-day orders for the payment of prepetition taxes and certain other prepetition liabilities which are not included in these amounts.
(2) The post-petition accounts payable reported represent open and outstanding trade vendor invoices that have been entered into the Debtors' accounts payable system and does not include accrued liabilities or prepetition amounts that the Debtors intend to pay in accordance with various orders of the Bankruptcy Court.

Page 16 of 18

MOR-5 In re: FTD Companies, Inc., et al. Case No. (Jointly Administered) Reporting Period: 19-11240 (LSS) June 3 - 30, 2019 Federal Tax I.D. # 32-0255852 Accounts Receivable Reconciliation and Aging Amounts in (000's) ACCOUNTS RECEIVABLE RECONCILIATION AND AGING Aging is adjusted to reclassify financing receivables related to equipment sales to floral network members as current rather than at net principal outstanding as of the date of sale. Page 17 of 18 Accounts Receivable Aging Amount Current 15,440 0 - 30 days old 289 31 - 60 days old 97 61 - 90 days old 76 91+ days old 1,824 Total Accounts Receivable1 $ 17,726 Accounts Receivable Reconciliation Amount Total Accounts Receivable at the beginning of the reporting period $ 14,935 + Amounts billed during the period 41,875 - Amounts collected during the period 39,084 Total Accounts Receivable at the end of the reporting period $ 17,726

MOR-6 In re: FTD Companies, Inc., et al. Case No. (Jointly Administered) Reporting Period: 19-11240 (LSS) June 3 - 30, 2019 Federal Tax I.D. # 32-0255852 Debtor Questionnaire 1 2 3 4 5 Page 18 of 18 Must be completed each month. Yes No Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below. X Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below. X Have all postpetition tax returns been timely filed? If no, provide an explanation below. X Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below. X Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3. X See MOR-1 for Utilities Deposit Account Details